UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
__________________

Date of Report (Date of earliest event reported): September 25, 2009

CHINA MEDIA GROUP CORPORATION
(Exact Name of Registrant as Specified in Charter)

Texas	5813	75-3016844
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
1403 Wan Chai Commercial Center, 194-204 Johnston Road, Wanchai, Hong Kong	n/a
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	+011 852 3171 1208 (ext. 222)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 24, 2009, Good World Investments Limited ("GWIL"), a wholly owned subsidiary of China Media Group Corporation ("CMG"), subscribed for 51% in the shares of Premium Multimedia Sdn. Bhd. ("PM" or the "Company") for a total subscription price of RM5,100. PM is a company incorporated in Malaysia and is intended to be engaged in the business of outdoor media and advertising. At the date of the subscription, the Company has received the right to 19 outdoor billboards in Kuala Lumpur of which 9 has been built, but has not commenced sale of these advertising boards.

On September 25, 2009 GWIL, Mr. Allan Gallyot ("Mr. Gallyot") the 49% shareholder and founder of PM and the Company, entered into a Shareholders' Agreement ("Agreement") to regulate the affairs of the Company. According to the Agreement, GWIL and Premium, inter alia, shall work together in pursuing the outdoor media business in Asia. GWIL will in its best efforts from the capital markets contribute up to a maximum of RM500,000 over a one year period as a loan to the Company in accordance to the Business Plan of the Company. GWIL will endeavour to provide up to RM100,000 loan to the Company before November 30, 2009. Mr. Gallyot will in his best efforts provide resources to the Company to roll out the business according to the Business Plan. Furthermore, each shareholder has the right to appoint one director on to the board of PM, however in the event of equality of votes, the Chairman who is appointed by GWIL, will have the second and casting vote.

A copy of the Agreement is attached hereto.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibit No. Description See table below.

Exhibit	Description	Location
Exhibit 10.1	Shareholders' Agreement	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2009	CHINA MEDIA GROUP CORPORATION

By: /s/ Con Unerkov --------------------------------- Name: Con Unerkov Title: Non-Executive Chairman

Exhibit 10.1

DATED 25th SEPTEMBER 2009

(1) GOOD WORLD INVESTMENTS LIMITED

(2) ALLAN GALLYOT

AND

(3) PREMIUM MUTLIMEDIA SDN. BHD.

______________________________________________

SHAREHOLDERS' AGREEMENT

______________________________________________

THIS AGREEMENT is made on the 25th day of September 2009 BETWEEN:

(1) Good World Investments Limited, a company incorporated in the British Virgin Islands whose registered office is at PO Box 957, Offshore Incorporations Center, Road Town, Tortola, British Virgin Islands ("GWIL" or "GWIL");

(2) Allan Gallyot., Malaysia passport number ( ) a Malaysia citizen whose residential address is at No.36 Lorong Maarof, Bangsar Park, 59100, Kuala Lumpur, Malaysia ("Mr. Gallyot"); and

(3) Premium Multimedia Sdn. Bhd., (Company Number 485459-D) a company incorporated in Malaysia whose registered office is at No.36 Lorong Maarof, Bangsar Park, 59100, Kuala Lumpur, Malaysia ("Company").

WHEREAS

(A) GWIL is a wholly owned subsidiary of China Media Group Corporation ("CMG"), a company incorporated in the State of Texas, USA and quoted on the Over the Counter Bulletin Board under the symbol CHMD. GWIL is an investment holding company that has subsidiary in the businesses of media, advertising and marketing mobile devices.

(B) Mr. Gallyot is the founder of the Company and has been in the business of outdoor media for over 10 years. The Company is a private limited company incorporated in Malaysia and is in the business of outdoor advertising business in Malaysia.

(C) GWIL and the Company wishes to work together to sell outdoor media in Asia. GWIL has the ability and the business contacts to support and expand the operations of the Company. The parties recognize the strength and resources available to each party and the Company has invited GWIL to subscribe for new shares in the Company to enable GWIL to hold 51% in the shares in the Company. On and about September 24, 2009 GWIL subscribed 51 shares in the Company.

(D) As at the date hereof, the Company has an authorised share capital of RM100,000 divided into 100,000 Shares of RM1.00 each of which 100 Shares have been issued and are fully paid-up. GWIL owns 51 Shares and Mr. Gallyot owns 49 shares of the Company.

(E) This is the Shareholders' Agreement and the Parties wish to enter into this Agreement to regulate the relationship of the Shareholders and the affairs of the Company.

IT IS HEREBY AGREED as follows:

1	Definitions and Interpretation

1.1	In this Agreement, where the context so admits, the following words and expressions have the following meanings:

"Affiliated Company"	means, in relation to any Shareholder, any subsidiary or holding company of such Shareholder or any subsidiary of any such holding company;

"Applicable Law"

means any publicly available law, statute, rule, regulation or code, or order, decree, requirement, judgment or decision of any governmental or regulatory body or authority or court of competent jurisdiction, applicable to a Party or to the relevant matter(s) contemplated under this Agreement;

"Board"	means the Company's board of directors as constituted from time to time;

"Business Plan"

means at the date of this Agreement the Company's business plan and budget in the approved terms and at any subsequent date the most recent business plan of the Company approved by the Shareholders in accordance with Clause 4.10;

"Directors"	means the directors of the Company;

"Hong Kong"	means the Hong Kong Special Administrative Region of the People's Republic of China;

"Parties"

means the parties to this Agreement and their respective successors and permitted assigns, and "Party" means any one of them including any other person who becomes a member of the Company and who agrees to be bound by the provisions of this Agreement by executing a Deed of Adherence;

"Share"	means share of RM1.00 each in the share capital of the Company having the rights and benefits and being subject to the restrictions set out in the Articles of Association;

"Shareholders"

means GWIL and Mr. Gollyot for as long as they hold any Shares and any other person who becomes a member of the Company and who agrees to be bound by the provisions of this Agreement by executing a Deed of Adherence, and the expression "Shareholder" means any one of them;

"RM"	means Malaysian Ringlet; and

1.2

Statutes. Any references, express or implied, to statutes or statutory provisions will be construed as references to those statutes or provisions as respectively amended or re-enacted or as their application is modified from time to time by other provisions (whether before or after the date hereof).

1.3

Clauses and Schedules. References in this Agreement to Clauses and Schedules are to clauses in and schedules to this Agreement (unless the context otherwise requires). The Recitals and Schedules to this Agreement are deemed to form part of this Agreement.

1.4	Construction

1.4.1	All terms defined in the Recitals have the same meanings when used throughout this Agreement.

1.4.2	Headings are inserted for convenience only and do not affect the construction of this Agreement.

1.4.3

References to "persons" include bodies corporate, unincorporated associations and partnerships (whether or not having separate legal personality). The masculine gender includes the feminine and neuter genders and the singular number includes the plural, and vice versa.

1.4.4	References to any document (including this Agreement) are references to that document as amended, consolidated, supplemented, novated or replaced from time to time.

1.5	Successors and permitted assigns. Where the context permits, the expressions "GWIL", and "Mr. Gallyot" include their respective successors and permitted assigns.

1.6

Approved terms. A document expressed to be "in the approved terms" means a document the terms of which have been approved by or on behalf of the Parties and a copy of which has been signed for the purposes of identification by or on behalf of the Parties.

2.0	Business

2.1

Business. The Shareholders acknowledge and agree that the Company remains at all times, a single purpose vehicle for the purpose of pursuing its media and advertising business in outdoor media and any other business approved by the Board from time to time (the "Business").

3.0	Contribution By Shareholders

3.1

Contributions from GWIL. GWIL will in its best efforts from the capital markets contribute up to a maximum of RM500,000 over a one year period as a loan to the Company in accordance to the Business Plan of the Company. GWIL will endeavour to provide up to RM100,000 loan to the company before November 30, 2009.

3.2	Contributions from Mr. Gallyot. Mr. Gallyot will in his best efforts provide resources to the Company to roll out the business according to the Business Plan of the Company.

4.0	Management of the Company

4.1	Responsibilities of the Board. The business of the Company shall be managed by the Board, whose duties and responsibilities shall, subject to Clause 4.10, include without limitation:

(a)	making all decisions in connection with the management and operational control of the Company's Business in accordance with the Business Plan approved in Clause 4.10; and

(b)	appoint the President and CEO of the Company. The first President and CEO and CFO of the Company shall be Mr. LOI Cheng Pheng.

4.2	Composition of the Board

(a)

The maximum number of Directors shall be 2. GWIL shall have the right to appoint and remove up to 1 Director and Mr. Gallyot shall have the right to appoint and remove up to 1 Directors. Each Shareholder shall effect any appointment or removal by depositing written notice at the Company's registered office and sending a copy thereof to each other Shareholder.

(b)

Any Shareholder removing a Director shall be responsible for and shall indemnify each other Shareholder and the Company against any claim of whatever nature arising out of such removal. If a Shareholder ceases to hold Shares, it will procure the resignation of all the Directors appointed by it and will indemnify the other Shareholder and the Company against any claims which may be brought by such Directors.

4.3	Chairman. The Director appointed by GWIL shall preside as chairman of meetings of the Board.

4.4

Alternate. Each Director is entitled to appoint any person to be his alternate. Each alternate shall have one vote for every Director whom he represents, provided that if such alternate is himself a Director then he shall have one vote for every Director whom he represents in addition to any vote of his own.

4.5	Quorum

(a)

The quorum for meetings of the Board shall be 2 Directors, of whom one shall be a Director appointed by GWIL and one shall be a Director appointed by Mr. Gallyot (whether present in person or by proxy or representative).

(b)

A quorum must be present at the beginning of and throughout each meeting. If within 30 minutes of the time appointed for a meeting a quorum is not present, the meeting shall stand adjourned until the same time and place on the same day in the next week. If at such adjourned meeting a quorum is not present within 30 minutes from the time appointed for such adjourned meeting (or such longer interval as the chairman of the meeting may think fit to allow), the Directors present in person or by his alternate shall constitute a quorum.

4.6	Meetings of the Board

(a)

Subject to Applicable Law, the Board shall meet as required at such time and place and in such manner as shall be agreed by the Board. Unless waived by all Directors in writing, not less than 7 days' notice of each meeting of the Board specifying in reasonably sufficient detail the business to be transacted thereat shall be given to each Director and his alternate.

(b)

Subject to Applicable Law and Clause 4.10, resolutions arising at any meeting of the Board shall be decided by a majority of votes and in the case of an equality of votes, the Chairman shall have a second or casting vote.

(c)

Directors may participate in a meeting of the Board by means of conference telephone or similar communications equipment whereby all persons participating in the meeting can hear each other and such participation shall constitute presence in person. Resolutions of the Board may be passed by circular resolution signed by all the Directors.

(d)	If the Board so authorises or requests, auditors, consultants, advisers and employees shall be permitted to attend and speak (but not to vote) at meetings of the Board.

4.7

Exercise of rights. Each Shareholder will exercise or refrain from exercising any voting rights or other powers of control so as to ensure the passing of any and every resolution necessary or desirable to procure that the affairs of the Company are conducted in accordance with, and otherwise to give full effect to, the provisions of this Agreement and likewise to ensure that no resolution is passed which does not accord with such provisions.

4.8

Committees of the Board. The Board may delegate any of its powers including the day-to-day running of the business of the Company to a committee or committees consisting of such number of Directors as it thinks fit, provided that each such committee shall comprise at least one Director appointed by GWIL and one Director appointed by the Mr. Gallyot. The provisions of Clauses 4.5 and 4.6 in relation to the Board shall apply with the necessary modifications to any committee of the Board. Any committee so formed shall, in the exercise of the powers so delegated, conform to any regulations that may be imposed on it by the Board.

4.9	Remuneration. The remuneration (if any) of the Directors shall be determined by, and subject to the unanimous approval of, the Shareholders.

4.10

Matters requiring unanimous consent. The Shareholders shall exercise all voting rights and other powers of control available to them in relation to the Company to procure that the Company and the Board (including any committee thereof) shall not without the prior written approval of the Shareholders, which approval may be given by the Shareholder or a Director appointed by it or his alternate (and, for this purpose, each Director appointed by a Shareholder and his alternate shall be deemed to have authority to bind that Shareholder in relation to the provisions of this Clause 4.10 unless otherwise notified to each other Shareholder):

(a)	permitting any merger or consolidation of the Company with any other entity, any reorganisation of the Company or any transfer of all or any part of the assets of the Company;

(b)

permitting any change to the authorised or issued share capital from time to time of the Company, granting or agreeing to grant any option over or right to acquire or issuing or agreeing to issue any instrument carrying rights of conversion into any Share or other security of the Company, permitting the redemption or purchase by the Company of any Shares or any other reorganisation of the share capital of the Company;

(c)	varying any rights, benefits or restrictions attaching to any Shares;

(d)	amending the Articles of Association or other constitutional documents of the Company;

(e)	approving the Business Plan or making any substantive alteration to any Business Plan so approved;

(f)

making any composition or arrangement with its creditors, moving for insolvency, receivership or administration or doing or permitting or suffering to be done any act or thing whereby the Company may be wound up (whether voluntarily or compulsorily);

(g)	carrying on any business other than the business activities described in Clause 2.1;

(i)	declaring or paying any dividend or other distribution in cash or specie;

(j)	entering into any partnership or profit sharing or joint venture arrangement;

(k)	adopting the annual accounts of the Company, amending the accounting policies or reporting practices previously adopted by the Company, or changing the auditors of the Company; or

(l)	entering into, amending or terminating any agreement or other arrangement between the Company and any Shareholder or any Affiliated Company of a Shareholder.

4.11

Separate and independent undertaking. As a separate and independent undertaking, the Company agrees with each Shareholder that it will (so far as permitted by Applicable Law) observe and comply with the provisions, prohibitions and restrictions in this Clause 4.

4.12

Duty to the Company. Each of the Directors, in performing his duties to the Company, shall be entitled to consider the interest of the Shareholder which designated or appointed him to the Board pursuant to Clause 4.2.

5.	General Covenants

5.1	The Company shall:

(i)

keep true and accurate books of account and records in accordance with usual accounting practices and procedures and procure that such books and records are audited by the Company's auditors from time to time as soon as possible after the end of each financial year;

(ii)

promptly deliver to each Shareholder true and accurate copies of all material reports, statements, tax returns, filings, notices and other documents and correspondence filed with or received from any relevant governmental or regulatory authority; and

(iii)	provide each Shareholder with such financial or other information relating to the Company as such Shareholder may reasonably request from time to time.

5.2

Each Shareholder and its authorised representatives shall have the right at all reasonable times during normal business hours to inspect the books of account and records of the Company and make extracts and copies therefrom at their own expense, and to have full access to all property and assets of the Company.

5.3

The Company shall prepare and timely file, or cause to be prepared and timely filed, all tax returns (if any) which may be required by Applicable Law in each jurisdiction in which it operates or conducts its business for each year or period for which such returns are required to be filed. The Company shall also use best efforts to cause to be prepared and delivered to each Shareholder within 6 months after the end of each financial year such information as may be reasonably necessary for each Shareholder to prepare income tax returns such Shareholder is required to prepare and/or file under Applicable Law.

5.4

The Parties shall procure that all dealings between the Company and the Shareholders or their Affiliated Companies approved in accordance with Clause 4.10 shall be on a fair and equitable basis both as regards the interests of the Company and the transaction and the balancing of the interests of the Shareholders and their Affiliated Companies.

6.	Representations and Warranties

6.1	Each Shareholder represents and warrants to each other Shareholder that:

(i)

it is a company duly incorporated with limited liability and validly existing under the laws of its jurisdiction of incorporation, and has full power, authority and legal right to own its property and assets and to carry on its business in the jurisdictions in which it carries on business;

(ii)

it has full power, authority and legal right to enter into and engage in the transactions contemplated by this Agreement and has taken or obtained all necessary corporate and other action and consents to authorize the execution and performance by it of this Agreement;

(iii)	this Agreement constitutes legal, valid and binding obligations of such Shareholder enforceable in accordance with its terms; and

(iv)

neither the execution of this Agreement nor the performance of any obligation or the exercise of any right hereunder by such Shareholder will conflict with or result in a breach of any Applicable Law or cause any limitation placed on it or the powers of its directors to be exceeded.

7.	Dissolution and Termination

7.1

Dissolution. Each of the Shareholders agrees to cause the Company to be liquidated and/or dissolved and to distribute all of the assets held by it in the event that all assets held by the Company have been sold, liquidated or otherwise disposed of.

Each of the Shareholders shall procure the Directors designated or appointed by it to the Board to do and execute and procure to be done and executed all such acts, deeds, documents and things as may be necessary to give full effect to the provisions of this Clause 7.1.

7.2	Termination. This Agreement shall continue in full force and effect until any of the following shall occur:

(i)	the Company is dissolved pursuant to Clause 7.1 or otherwise; or

(ii)	the Company is listed or quoted on a recognized exchange; or

(iii)	one Shareholder becomes the beneficial owner of all the Shares in issue and outstanding for the time being; or

(iv)	this Agreement is terminated by mutual agreement of the Shareholders upon such terms and conditions as they may unanimously agree.

The termination of this Agreement for any reason shall not affect any right, obligation or liability that has accrued under this Agreement on or prior to the date of termination (including any obligations with respect to confidentiality under Clause 8.1.)

8.	Restrictions

8.1

Confidentiality. Subject to Clause 7.2, at all times hereafter, each Shareholder shall and shall procure that its subsidiaries and its and their respective officers, employees, agents and advisers shall keep secret and confidential all confidential information relating to the Company or its business or operations and all confidential information received by one Shareholder relating to the other Shareholder, its subsidiaries, its holding company or the subsidiaries of its holding company, or any of their respective affairs (collectively "Confidential Information") and not disclose to any party or make use of for any purpose any Confidential Information.

8.2	Permitted disclosure. Clause 7.1 shall not apply to the disclosure of any Confidential Information by either Shareholder:

(a)	to its own financial, accounting, tax, legal and/or other professional advisers in connection with the transactions contemplated hereunder;

(b)	to the financial, accounting, tax, legal and/or other professional advisors of the Company in connection with the transactions contemplated hereunder;

(c)

to the extent such disclosure is required by Applicable Law, in which event the Shareholder concerned shall, if practicable, supply an advanced copy of the required disclosure to each other Shareholder and incorporate any additions or amendments reasonably requested by it; or

(d)

to the extent the relevant information is in the public domain as at the date hereof or subsequently comes into the public domain otherwise than by reason of default of the disclosing Shareholder under Clause 7.1; or

(e)

to a potential transferee of its Shares pursuant to the provisions of this Agreement, provided that such disclosure is limited to information reasonably necessary for the transferee's decision to purchase the relevant Shares and such transferee agrees in writing to be bound by the same confidentiality obligations as the disclosing Shareholder.

8.3

Validity of restrictions. While the restrictions contained in this Clause 8 are considered by the Shareholders to be reasonable in all the circumstances, it is recognised that restrictions of the nature in question may fail for technical reasons and accordingly, it is hereby agreed and declared that if any of such restrictions shall be adjudged to be void as going beyond what is reasonable in all the circumstances for the protection of the interests of the relevant Shareholder but would be valid if part of the wording thereof were deleted or the period thereof reduced or the range of activities dealt with thereby reduced in scope, the said restrictions shall apply with such modifications as may be necessary to make it valid and effective.

9.	Further Assurance

The Parties shall do and execute or procure to be done and executed all such further acts, deeds, documents and things as may be necessary to give full effect to the provisions of this Agreement.

10.	Restrictions on Announcements

Each Party undertakes that it will not, save as required by Applicable Law, make any announcement in connection with this Agreement unless the other Party has given their respective consent to such announcement (which consent may not be unreasonably withheld or delayed and may be given either generally or in a specific case or cases and may be subject to conditions).

11.	No Partnership

Nothing contained or implied in this Agreement shall constitute or be deemed to constitute a partnership or agency between the Parties and save as expressly agreed herein none of the Parties shall have any authority to bind or commit any other Party.

12.	Conflict with Articles of Association

The Shareholders hereby agree that if and to the extent that the Articles of Association conflict with the provisions of this Agreement, this Agreement shall prevail for so long as it is in force to regulate the way in which they exercise their respective voting rights as shareholders of the Company and each Shareholder shall take all such further steps as may be necessary or requisite to ensure that the provisions of this Agreement shall prevail.

13.	Costs

Subject to the provisions of this Agreement, each Party shall pay its own costs and disbursements of and incidental to the preparation, negotiation and execution of this Agreement.

14.	Acknowledgement by Company

The Company acknowledges the terms of this Agreement and in consideration of the Shareholders agreeing to enter into this Agreement undertakes that it will not, and so far as it is able will procure that no other person will, do anything which is in breach of or inconsistent with the terms hereof.

15.	General

15.1

Entire Agreement. This Agreement (together with any documents referred to herein or executed contemporaneously by the Parties in connection herewith) constitutes the whole agreement between the Parties and supersedes any previous agreements or arrangements between them relating to the subject matter hereof.

15.2

Amendment. Any amendment or waiver of any provision of this Agreement and any waiver of any default under this Agreement is effective only if made in writing and signed by or on behalf of each of the Parties.

15.3

No Waiver. No failure or delay by either Party in exercising any right, power or remedy hereunder will impair such right, power or remedy or operate as a waiver thereof, nor will any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies provided herein are cumulative and do not exclude any other rights, powers and remedies provided by law.

15.4

Assignment. This Agreement shall be binding upon and enure for the benefit of the successors of each of the Parties. Save as provided in this Agreement, no Party may assign or transfer of any of its rights or obligations under this Agreement without the prior written consent of the other Parties.

15.5

Severability. If any provision or part of a provision of this Agreement shall be, or be found by any authority or court of competent jurisdiction to be, invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

15.6

Counterparts. This Agreement may be executed in one or more counterparts, and by the Parties on separate counterparts, but will not be effective until each Party has executed at least one counterpart and each such counterpart will constitute an original of this Agreement but all the counterparts will together constitute one and the same instrument. Immediate evidence that an engrossment has been executed may be provided by transmission of such engrossment by facsimile machine with the original executed engrossment to be forthwith put in the mail.

16.	Notices

16.1

Delivery Address/Fax Number. Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent to the relevant Party at its address or facsimile number set out below (or such other address or facsimile number as the addressee has by 5 days' prior written notice specified to the other Parties):

GWIL and the Company
Name : Ren Ren Media Group Limited
Address : 1403 Wan Chai Commercial Center, 194-204 Johnston Road, Wanchai, HK

Attention : President & CEO
Facsimile Number: +852 3171 1206

Mr. Gallyots
Address : Kuala Lumpur, Malaysia

Attention : President and CEO
Facsimile Number: +603 2287 5855

16.2

Manner of Delivery. Any notice required to be given by any Party to the other Parties shall be deemed validly served by hand delivery or by prepaid registered letter sent through the post (airmail if to an overseas address) or by facsimile transmission to its address or facsimile number set out in Clause 16.1 or such other address or facsimile number as may from time to time be notified for this purpose.

16.3

Deemed Delivery. Any notice served by hand is deemed to have been served on delivery, any notice served by facsimile transmission is deemed to have been served when sent and any notice served by prepaid registered letter is deemed to have been served 48 hours (72 hours in the case of a letter sent by airmail to an address in another country) after the time at which it was posted. In proving service, it is sufficient in the case of service by hand and prepaid registered letter to prove that the notice was properly addressed and delivered or posted, as the case may be, and in the case of service by facsimile transmission to prove that the transmission was confirmed as validly and completely sent by the originating machine.

17.	Governing Law and Submission to Jurisdiction

Governing law and jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of Malaysia and the Parties irrevocably submit to the non-exclusive jurisdiction of the courts of Malaysia for the purpose of enforcing any claim arising hereunder.

17.1

GWIL's process agent. GWIL hereby irrevocably appoints LOI Cheng Pheng of One Tech Park, Suite 7.05, 7th Floor, Bandar Utama Technology Park, No. 7 Tanjong Bandar Utama, 47800, Petaling Jaya Sleangor, Malaysia as its agent to receive and acknowledge on its behalf service of any writ, summons, order, judgment or other notice of legal process in Hong Kong. If for any reason the agent named above (or its successor) no longer serves as agent of GWIL for this purpose, GWIL shall promptly appoint a successor agent satisfactory to the other Parties, notify the other Parties thereof and deliver to the other Parties a copy of the new process agent's acceptance of appointment Provided that until the other Parties receive such notification, they shall be entitled to treat the agent named above (or its said successor) as the agent of GWIL for the purposes of this Clause. GWIL agrees that any such legal process shall be sufficiently served on it if delivered to such agent for service at its address for the time being in Hong Kong whether or not such agent gives notice thereof to GWIL.

IN WITNESS WHEREOF the Parties have signed this document on the date appearing at the head hereof.

Signed by

for and on behalf of
Good World Investments Limited
in the presence of:

Signed by
Allan Gallyot

in the presence of:

Signed by

for and on behalf of
Premium Multimedia Sdn. Bhd.
in the presence of: